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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 19, 2000



                               OVERLAND DATA, INC.
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)


              0-22071                                 95-3535285
      (Commission File Number)            (IRS Employer Identification No.)


              8975 Balboa Avenue, San Diego, California 92123-1599 (Address of principal executive offices, including zip code)


                                 (858) 571-5555
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On July 19, 2000, Overland Data, Inc., a California corporation (the "Company"), announced that it had signed a definitive agreement to license the Company's patented Variable Rate Randomizer (VR(2)) technology with Storage Technology Corp. ("StorageTek"-TM-), a Delaware corporation.

         The Company's news release dated July 19, 2000 is attached hereto as
Exhibit 99.1 and incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

10.1 VR(2) Technology License Agreement dated as of April 27, 2000 by and between Overland Data, Inc. and Storage Technology Corp.*

99.1     News Release dated July 19, 2000.

* The Company is applying for confidential treatment of portions of this exhibit. The Company agrees to furnish supplementally any omitted portions, exhibits, or schedule to the Commission upon request.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: July 25, 2000                           By: /s/ VERNON A. LOFORTI
                                              -------------------------------
                                              Vernon A. LoForti
                                              Vice President, Chief Financial
                                              Officer and Secretary


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                                INDEX TO EXHIBITS

EXHIBIT NUMBER
--------------

10.1 VR(2) Technology License Agreement dated as of April 27, 2000 by and between Overland Data, Inc. and Storage Technology Corp.

99.1              News Release dated July 19, 2000.


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